                                                                   EXHIBIT 10.26

           [Letterhead of The Beacon Group Financial Services, LLC]


CONFIDENTIAL
------------

July 29, 1998


Thomas W. Stephenson, Jr.
President, Chief Executive Officer
Hollywood Theaters, Inc.
2911 Turtle Creek Boulevard
Suite 1150
Dallas, Texas   75219


Dear Tom:

This will confirm the understanding and agreement between The Beacon Group Capital Services, LLC ("Beacon") and Hollywood Theaters, Inc. (the "Company") as follows:

     1. The Company engages Beacon as the Company's sole and exclusive financial advisor for the purpose of (a) identifying opportunities for a business combination transaction, as defined in paragraph 4(a), (a "Transaction") involving the Company and (b) advising the Company concerning opportunities for a Transaction, whether or not identified by Beacon.

2.   During the term of its engagement hereunder, Beacon shall:

     (i) Identify parties that may be interested in a Transaction, coordinate visits by and meetings with those parties, provide the Company with financial, strategic and structuring advice and assistance in connection with a Transaction, including valuation and other financial analyses, and participate on the Company's behalf in negotiations concerning a Transaction to the extent requested by the Company;

     (ii) Undertake an investigation and analysis which would serve as a basis for Beacon's rendering an opinion to the Company's Board of Directors concerning the fairness from a financial point of view of the Consideration, as defined in
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            paragraph 4(b), to be received by the Company in connection with a
            Transaction, the nature and scope of the investigation and analysis and the scope, form and substance of the opinion to be solely in Beacon's discretion, and if requested by the Company deliver the opinion to the Company's Board of Directors orally or in writing;

     (iii) Assist in the preparation of a descriptive memorandum concerning the Company which shall be made available to and used in discussions with prospective parties to a Transaction to the extent approved by the Company;

     (iv) Develop, update and review with the Company on an ongoing basis a list of parties which might be interested in a Transaction and contact only those parties on that list which have been approved by the Company;

3.   As compensation for Beacon's services hereunder, the Company shall pay
Beacon:

     (a)    A non-refundable retainer of $ Zero  ; and
                                         -------

     (b)    Additional compensation in an amount equal to  1.0 % of the
                                                          -----
            Consideration, as defined in paragraph 4(b), in a Transaction if a Transaction occurs or a definitive agreement concerning a Transaction is reached during the term of Beacon's engagement hereunder or within 24 months after the effective date of the termination of the engagement.

     The compensation provided for in subparagraph (a) shall be paid concurrently with the execution and delivery of this Agreement. The compensation provided for in subparagraph (b) shall be paid at the closing or comparable completion of a Transaction, provided that any part thereof attributable to Consideration which is held in escrow or is contingent on the occurrence of future events, such as realization of sales or earnings levels, shall be paid upon release from escrow or elimination of the contingency, as the case may be.

4.   For purposes of this Agreement:

     (a)    "Business combination transaction" means any transaction or series or combination of transactions whereby, directly or indirectly, (i) all or a material portion of, or a material interest in, the assets, revenues or income of the Company or any of its subsidiaries or affiliates, (ii) more than 50 % of the outstanding capital stock of
                                       ----
            the Company or any of its subsidiaries or affiliates or (iii)
            control of the Company or any of its subsidiaries or affiliates is acquired, licensed or leased, with or without a purchase option, by another party or parties
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          or is transferred to another party or parties in any manner, including by way of asset or stock purchase, sale or exchange, merger, consolidation, reorganization, recapitalization, liquidation, joint venture or partnership, minority investment, tender or exchange offer, open market or negotiated purchase or any similar transaction or any combination of the foregoing.

     (b) "Consideration" means the sum of (i) the cash paid to the Company, its subsidiaries or affiliates or their security holders, (ii) the market value of marketable securities, whether equity, debt or convertible, issued or issuable to the Company, its subsidiaries or affiliates or their security holders, (iii) the fair market value of nonmarketable securities, whether equity, debt or convertible, and debt instruments or obligations issued or issuable to the Company, its subsidiaries or affiliates or their security holders, (iv) the fair market value of other property delivered or deliverable to the Company, its subsidiaries or affiliates or their security holders, (v) the aggregate amount of indebtedness, including capitalized leases, pension liabilities and guarantees, assumed or to be assumed by the other party or parties to a Transaction or its subsidiaries or affiliates, (vi) the fair value of special or extraordinary compensation arrangements or commitments, (vii) if a Transaction involves a sale of all or substantially all of the assets of the Company or a subsidiary or affiliate thereof, the net book value of current assets, including cash, cash equivalents, inventories and receivables of the selling entity which are not sold in a Transaction,
          (viii) amounts paid into escrow and payments which are contingent on the occurrence of future events, such as realization of sales or earnings levels, (ix) the aggregate amount of dividends or other distributions paid after the date hereof by whichever of the Company or its subsidiaries or affiliates is involved in a Transaction, except regular cash dividends in a per share amount not exceeding the amount most recently paid prior to the date hereof and (x) any other amount or property paid or delivered or to be paid or delivered or liabilities assumed or to be assumed by the other party or parties to a Transaction or its subsidiaries or affiliates. If any part of the Consideration consists of marketable securities, for purposes of determining the amount of the Consideration the value of those securities shall be determined by using the average of the last sale prices for those securities on the 15 trading days ending 5 days prior to the closing of a Transaction. If those securities do not have a public trading market, the value of those securities shall be their fair market value on the day prior to the completion closing of a Transaction.

5. Whether or not a Transaction is completed, the Company shall periodically reimburse Beacon for its out-of-pocket expenses incurred in connection with performing its services hereunder, including expenses for travel, the reasonable fees, expenses and disbursements of its legal counsel, the fees, expenses and disbursements of consultants or advisors
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     engaged by it with the Company's prior approval and sales, use or similar taxes arising in connection with any matter referred to in this Agreement. The provisions of this paragraph 5 shall not in any way limit or restrict the Company's obligations under paragraph 10.

6. The Company shall (a) furnish to Beacon all information which Beacon reasonably requests in connection with the performance of its services hereunder concerning the business, operations and financial condition of the Company (the "Information"), (b) make the officers, directors, employees, independent accountants and legal counsel of the Company and its subsidiaries and affiliates available to Beacon and, to the extent that the Company or its subsidiaries or affiliates have access to the officers, directors, employees, independent accountants and legal counsel of any other contemplated party or parties to a Transaction or its subsidiaries or affiliates, provide equivalent access to Beacon and (c) furnish to Beacon the names of all parties with which the Company has had discussions or contacts prior to the date hereof concerning a Transaction, promptly inform Beacon of any inquiry it may receive concerning a Transaction and not initiate any discussions or negotiations with any party or its representatives or agents concerning a Transaction without first consulting Beacon. Beacon (x) shall use and rely primarily upon the Information and on information available from public sources in performing its services hereunder without independently verifying the same, (y) does not assume responsibility for the accuracy or completeness of the Information and such other information and (z) shall not make an appraisal of any assets. The Company represents that the Information is accurate and complete in all material respects at the time it is furnished to Beacon and shall promptly notify Beacon if it learns of any material inaccuracy or misstatement in, or material omission from, the Information in the form furnished to Beacon.

7. Beacon shall keep the existence of this Agreement and all of the Information that is not publicly available confidential, shall not disclose or provide any of the Information to a third party without the Company's prior consent and shall not use any of the Information for any purpose other than performing its services hereunder, provided that the Information may be disclosed (a) to the extent required by law, rule or regulation or judicial or administrative process or proceeding and (b) to employees, partners, agents, principals, officers, directors and legal, accounting and other advisors of Beacon and its affiliates who have a need-to-know in connection with Beacon's performing its services hereunder and who have been advised by Beacon of Beacon's confidentiality obligations under this Agreement. The provisions of this paragraph 7 shall terminate two years after the date this Agreement terminates.

8. All written and oral advice provided by Beacon in connection with Beacon's engagement hereunder is exclusively for the information of the Company and may not, in whole or in
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Page 5

     part, be disclosed publicly or to any third party or circulated, quoted or referred to without Beacon's prior written consent.

9. The provisions concerning reimbursement, indemnification, hold harmless, contribution and other matters which are set forth in Annex A are incorporated in their entirety in this Agreement by reference.

10. The term of Beacon's engagement hereunder shall extend from the date hereof until terminated. Beacon's engagement hereunder may be terminated by either Beacon or the Company at any time by giving the other at least 10 days prior written notice to that effect. Notwithstanding the termination of this Agreement, including pursuant to the preceding sentence, the provisions of paragraphs 3 through 11 shall survive the termination.

11.  This Agreement may not be amended or modified except in writing.

12. This Agreement shall be binding on the Company and Beacon and their successors, assigns and legal representatives.

13. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of law provisions thereof.









Please confirm your agreement to the foregoing by signing and returning the accompanying copy of this Agreement, whereupon this Agreement shall become binding on Beacon and the Company.


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Hollywood Theaters, Inc.
4/9/98
Page 6


                         Very truly yours,



                         THE BEACON GROUP CAPITAL SERVICES, LLC



                         By:  /s/  Thomas W. Stephenson, Jr.
                              --------------------------------
                                   Thomas W. Stephenson, Jr.



Agreed as of the date first written above:

Hollywood Theaters, Inc.



By:  /s/  Richard Herbst
     -------------------
          Richard Herbst
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                                    ANNEX A
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If Beacon becomes involved in any action, proceeding or investigation by or against any person or entity, including security holders of the Company, in connection with or as a result of Beacon's engagement under this Agreement or any matter referred to herein, the Company shall periodically reimburse Beacon for its legal and other expenses, including the cost of investigation and preparation, in that regard, provided that if it is finally determined by a court of competent jurisdiction that the involvement of Beacon resulted from its gross negligence or willful misconduct in performing its services hereunder, Beacon shall refund the amounts so reimbursed by the Company. The Company shall indemnify and hold Beacon harmless against all losses, claims, damages or liabilities incurred in connection with or as a result of Beacon's engagement under this Agreement or any matter referred to herein, except to the extent that a loss, claim, damage or liability is finally determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of Beacon in performing its services hereunder. If for any reason the foregoing reimbursement, indemnification and hold harmless obligations are to any extent unavailable to Beacon, the Company shall contribute to any amount paid or payable by Beacon as a result of a loss, claim, damage or liability in the proportion that is appropriate to reflect the relative economic interests of the Company and its stockholders on the one hand and Beacon on the other hand with respect to the subject matter of this Agreement, the relative fault of the Company and Beacon with respect to the loss, claim, damage or liability and other equitable considerations, provided that in no event shall the amount paid or payable by Beacon exceed the amount of the compensation actually received by Beacon under this Agreement. The foregoing reimbursement, indemnification, hold harmless and contribution obligations of the Company shall be in addition to any other obligation or liability which the Company may have, shall extend on the same terms and conditions to subsidiaries and affiliates of Beacon and the partners, principals, officers, directors, agents, employees and controlling persons of Beacon and its subsidiaries and affiliates and shall be binding on and inure to the benefit of the successors, assigns, heirs and personal representatives of the Company, Beacon, its subsidiaries and affiliates and all of such other persons.

None of Beacon, its subsidiaries and affiliates or their partners, principals, officers, directors, agents, employees or controlling persons shall have any liability to the Company, its subsidiaries and affiliates or any person or entity asserting a claim on behalf of or in the right of the Company or its subsidiaries and affiliates in connection with or as a result of Beacon's engagement under this Agreement or any matter referred to herein, except to the extent that a loss, claim, damage, liability or expense incurred by the Company is finally determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the entity or person in performing services hereunder. Any suit or proceeding relating to this Agreement or Beacon's engagement hereunder shall be tried exclusively in the United States District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction over the suit or proceeding, in any state court located in the City of New York, County of New York. The Company shall submit to the jurisdiction of and to venue in those courts. The Company, for itself and for anyone claiming through it or in its name and on behalf of its security holders or other owners, irrevocably waives any right it may have to a trial by jury with respect to any claim relating to this Agreement or Beacon's engagement hereunder. Without the prior written consent of Beacon, the Company shall not settle, compromise or consent to the entry of judgment in any pending or threatened claim, action or proceeding relating to this Agreement or Beacon's engagement hereunder, whether or not Beacon is an actual or potential party to the claim, action
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or proceeding, unless the settlement, compromise or judgment (a) includes an unconditional release of each entity and person entitled to reimbursement, indemnification, hold harmless and contribution hereunder from all liability arising out of the claim, action or proceeding and (b) does not include a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of any entity or person entitled to reimbursement, indemnification, hold harmless and contribution hereunder.

The provisions of paragraph 10 of this Agreement and this Annex A shall survive termination and completion of Beacon's engagement under this Agreement.